Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.24

Confidential

Amendment No. 3 to Exclusive License Agreement for

Methods and Compositions for RNA-Directed Target DNA Modification

and for RNA-Directed Modulation of Transcription

This Amendment No. 3 is made to the Exclusive License Agreement for Methods and Compositions for RNA-Directed Target DNA Modification and for RNA-Directed Modulation of Transcription, dated April 16, 2013, as amended by an Amendment Agreement, dated April 17, 2013, and as further amended by Amendment No. 2 to Exclusive License Agreement for Methods and Compositions for RNA-Directed Target DNA Modification and for RNA-Directed Modulation of Transcription, dated March 14, 2019, and as clarified in the Memorandum of Understanding, dated March 14, 2019 (collectively, the “License Agreement”), by and among The Regents of the University of California, the University of Vienna, and Caribou Biosciences, Inc., and is effective April 16, 2021 (the “Amendment Effective Date”). Caribou Biosciences, Inc. is referred to as “LICENSEE” and The Regents of the University of California (“REGENTS”) and the University of Vienna are collectively referred to as “LICENSORS.” Capitalized terms not defined herein shall have the meaning set forth in the License Agreement.

WHEREAS, LICENSEE and LICENSORS wish to further amend the License Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valid consideration, the amount and sufficiency of which are hereby acknowledged, LICENSEE and LICENSORS agree as follows:

1. Notwithstanding Section 7.2.3 of the License Agreement, LICENSEE and LICENSORS agree that LICENSEE, its Affiliate, or Sublicensee must [***]; provided, however, that, as consideration for this Amendment No. 3:

(a)	LICENSEE shall pay REGENTS [***] on or before [***];

(b)	The following additional milestones payments are hereby added to Section 5.1.4:

[***]

2. An additional milestone is hereby added to Section 7.2 of the License Agreement:

[***]

3. All other terms of the License Agreement shall remain in full force and effect.

4. This Amendment No. 3 may be executed in one or more counterparts, including by electronic signatures, each of which shall be deemed an original, and all of which together will be deemed to be one and the same instrument. PDF or facsimile execution and delivery of this Amendment No. 3 by a party will constitute a legal, valid, and binding execution and delivery of this Amendment No. 3 by such party.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the Amendment Effective Date by their duly authorized officers or representatives.

THE REGENTS OF THE		THE UNIVERSITY OF VIENNA
UNIVERSITY OF CALIFORNIA

By:	/s/ Terri Sale, J.D.	By:	/s/ Ronald Maier

Name:	Terri Sale, J.D.	Name:	Ronald Maier

Title:	Associate Director—OTL	Title:	Vice-Rector for Digitalisation and Knowledge Transfer

CARIBOU BIOSCIENCES, INC.

By:	/s/ Rachel E. Haurwitz
Name:	Rachel E. Haurwitz, Ph.D.
Title:	President & CEO